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                                                                    EXHIBIT 10.1

               AMENDMENT No. 1 TO REGISTRATION RIGHTS AGREEMENT
               ------------------------------------------------

     THIS AMENDMENT No. 1, dated as of August 18, 2001 (this "Amendment"), is
                                                              ---------
made by and among Kindred Healthcare, Inc. (formerly named Vencor, Inc.), a Delaware corporation (the "Company"), and the holders identified on the
                           -------
signature pages hereto (the "Holders"), with respect to the Registration Rights
                             -------
Agreement, dated as of April 20, 2001 (the "Registration Rights Agreement"), by
                                            -----------------------------
and among the Company and the Holders. For all purposes of this Amendment, capitalized terms used but not defined herein have the meanings assigned to such terms in the Registration Rights Agreement.

                                   RECITALS

     WHEREAS, the Company and the Holders have heretofore entered into the Registration Rights Agreement;

     WHEREAS, the Company has informed the Holders that it desires, for valid business reasons, a 30-day extension of the time for it to file a Shelf Registration Statement in accordance with Section 2 of the Registration Rights Agreement (the "Extension"); and
                ---------

     WHEREAS, the Company and the Holders are willing to enter into such amendment;

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is agreed as follows:

                                   ARTICLE I

                                   AMENDMENT
                                   ---------

     Section 2(a) of the Registration Rights Agreement is hereby amended by replacing the number "120" in the second line thereof with the number "150".

                                  ARTICLE II

                                 MISCELLANEOUS
                                 -------------

     Section 2.1.  Regarding the Company and the Holders.  All of the provisions
                   -------------------------------------
of the Registration Rights Agreement with respect to the rights and duties of the Company and the Holders shall be applicable in respect hereof as fully and with like effect as if set forth herein in full. Each Holder is a party to the Registration Rights Agreement and has not transferred or assigned any of its rights thereunder to any other Person.

     Section 2.2.  Continuing Effect.  Except as expressly amended by this
                   -----------------
Amendment, the Registration Rights Agreement shall remain in full force and effect in accordance with its terms.
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     Section 2.3.  References to Registration Rights Agreement.  All references
                   -------------------------------------------
to the Registration Rights Agreement in the Registration Rights Agreement or in any other document executed or delivered in connection therewith shall, from and after the effectiveness of this Amendment, be deemed to be references to the Registration Rights Agreement as amended hereby, unless the context expressly requires otherwise.

     Section 2.4.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND
                   -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE JURISDICTION WHICH GOVERN THE REGISTRATION RIGHTS AGREEMENT AND ITS CONSTRUCTION.

     Section 2.5.  Counterparts.  This Amendment may be executed in any number
                   ------------
of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


                            [Signature Pages Follow]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                                    KINDRED HEALTHCARE, INC.

                                    By:  /s/ Richard A. Schweinhart
                                         ---------------------------------------
                                         Name:  Richard A. Schweinhart
                                         Title: Senior Vice President & Chief
                                                Financial Officer

                                    HOLDERS:

                                    THE VENTAS STOCKHOLDER TRUST


                                    By:  The Bank of New York, not in its
                                         individual capacity, but solely as
                                         trustee

                                    By:  /s/ MaryBeth Lewicki
                                         ---------------------------------------
                                         Name:  MaryBeth Lewicki
                                         Title: Vice President

                                    VENTAS REALTY, LIMITED PARTNERSHIP


                                    By:  Ventas, Inc., its General Partner

                                    By:  /s/ T. Richard Riney
                                         ---------------------------------------
                                         Name:  T. Richard Riney
                                         Title: Executive Vice President and
                                                General Counsel

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                                    FRANKLIN MUTUAL ADVISERS, LLC


                                    By:  /s/ Bradley Takahashi
                                         ---------------------------------------
                                         Name:  Bradley Takahashi
                                         Title: Assistant Vice President

                                    APPALOOSA MANAGEMENT L.P.,
                                    on behalf of certain accounts for which it acts as investment advisor

                                    By:  /s/ Ronald M. Goldstein
                                         ---------------------------------------
                                         Name:  Ronald M. Goldstein
                                         Title: Chief Financial Officer

                                    GOLDMAN SACHS & CO.

                                    By:  /s/ Dan Allen
                                         ---------------------------------------
                                         Name:  Dan Allen
                                         Title: Authorized Signatory

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